SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                  FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 June 29, 2001
                                 -------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                         Commission File No.  0-27177
                                              -------

                 GALTECH SEMICONDUCTOR MATERIALS CORPORATION
                 -------------------------------------------
                (Name of Small Business Issuer in its Charter)

           Utah                 0-27177                87-0427597
     (State or other     (Commission File No.)   (IRS Employer I.D. No.)
     Jurisdiction)

                            923 West 500 North
                            Lindon, Utah 84042
                            ------------------
                  (Address of Principal Executive Offices)

                 Issuer's Telephone Number:  (801) 785-6294

Item 1.      Changes in Control of Registrant.
             ---------------------------------

             None; not applicable.

Item 2.      Acquisition or Disposition of Assets.
             -------------------------------------

             None; not applicable.

Item 3.      Bankruptcy or Receivership.
             ---------------------------

             None; not applicable.

Item 4.      Changes in Registrant's Certifying Accountant.
             ----------------------------------------------

             None; not applicable.

Item 5.     Other Events and Regulation FD Disclosure.
            ------------------------------------------

            As of the date of this Report, Verity Global Financial, LLC, a Texas limited liability company, has not purchased any of the 1,800,000 shares of our common stock that it was to purchase pursuant to the Securities Purchase Agreement that we executed with Verity on May 26, 2000. As a result, we have not received the $450,000 in funding that we need in order to proceed with even minimal business operations. We are currently attempting to negotiate another funding arrangement with Verity, but we can not assure you that we will be able to negotiate any agreement on terms that will allow us to proceed with our business operations or that we will be able to obtain any funding whatsoever. Until we receive such funding, we will be unable to proceed with any material operations. A copy of our Securities Purchase Agreement with Verity was filed as an exhibit to our Registration Statement on Form SB-2, which was filed with the Securities and Exchange Commission on July 13, 2000, and which is incorporated herein by reference. See Item 7 of this Report.

             On June 29, 2001, William F. Pratt resigned as our CEO and President and as a director, and David R. Porter resigned as our Secretary/Treasurer and as a director. These resignations were due to:

               our lack of funding as discussed above;

               our inability to proceed with material operations until we receive such funding; and

               the need of Patterned Fiber Composites, Inc., which had been making a portion of its facilities available to us, for the space that had served as our facilities. As a result, our equipment has been packed and stored pending the receipt of any future funding that may become available.

             Messrs. Pratt and Porter have provided us with a copy of their resignation letter, which discusses these matters, but have not requested that the matters be disclosed.

             The remaining directors and executive officers are commencing a search for qualified replacements for Messrs. Pratt and Porter.

Item 6.      Resignation of Registrant's Directors.
             --------------------------------------

             See Item 5, above.

Item 7.      Financial Statements and Exhibits.
             ----------------------------------

      (a)    Financial Statements of Businesses Acquired.

             None, not applicable.

      (b)    Pro Forma Financial Information.

             None, not applicable.

      (c)    Exhibits.

             Description of Exhibit                Exhibit Number

             Registration Statement on              *
             Form SB-2, filed with the
             Securities and Exchange
             Commission on July 13, 2000.

             * This exhibit has previously been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Item 8.      Change in Fiscal Year.
             ----------------------

             None; not applicable.

Item 9.      Regulation FD Disclosure.
             -------------------------

             See Item 5, above.

                                     SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GALTECH SEMICONDUCTOR MATERIALS
                                           CORPORATION

Date:  July 7, 2001                        By /s/ S. Kent Holt
      --------------                         -----------------------------
                                             S. Kent Holt, Executive Vice
                                             President and Director